                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)  June 10, 1996
                                                --------------------------------


                           GLOBAL ENVIRONMENTAL CORP.
 -------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



New York                                 0-17430            13-3431486
- --------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION            (COMMISSION         (IRS EMPLOYER
OF INCORPORATION)                       FILE NUMBER)        IDENTIFICATION NO.)



     17500 York Road, Hagerstown, Maryland                         21740
- -------------------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (Zip Code)



Registrant's telephone number, including area code   (301) 582-2000
                                                  ------------------------------


       P.O. Box 1300, Bedminster Industrial Park, Unit 1, Apple Tree Lane,
       -------------------------------------------------------------------
                     Plumsteadville, PA 18949, 215-766-2730
                     --------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          Effective as of June 10, 1996, Global Environmental Corp., a New York corporation (the "Company"), sold its wholly-owned subsidiary, Rage Inc., a Delaware corporation ("Rage"), and certain real estate to William V. Rice ("Rice"). The sale of Rage was accomplished through the execution and delivery of a Common Stock Purchase Agreement dated May 22, 1996 (the "Agreement") between the Company, Global Environmental Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Global Holdings"), and Rice. Pursuant to the Agreement, the Company sold forty-five shares of common stock (the "Shares") of Rage, representing 100% of the issued and outstanding Rage stock to Rice. In addition, pursuant to the Agreement the Company agreed to make cash payments in the aggregate amount of $104,600 to Rice. The Company also transferred to Rice the real property and improvements at Bedminster Industrial Park, Unit 1, Apple Tree Lane in the township of Bedminster, Bucks County, Pennsylvania (the "Property"), subject to Rice's assumption of the related mortgage debt and approval by the mortgagee or completion of wraparound financing by the Company.

          In consideration for the Shares, the Property and the cash payments,
(i) Rice delivered to the Company at the closing on June 10, 1996 517,000 shares of common stock of the Company, representing all of the common shares of the Company and its subsidiaries, other than Rage, owned by Rice, (ii) all of Rice's employee stock options and/or derivative rights relating to the Company and its subsidiaries were cancelled and (iii) Rice's employment agreement with the Company, dated April 16, 1991, was cancelled.

          The sale was executed without shareholder consent, as such consent was not required under New York law. The value of the consideration was approximately the book value of the assets and a marginal gain or loss on the transaction is not expected.

          Rage is engaged in the business of engineering and supplying pneumatic material handling systems. Rice is a former director and is the former president, chief financial and accounting officer of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (b)  PRO FORMA FINANCIAL INFORMATION    (1)  For the PROFORMA financial
statements required pursuant to Article 11 of Regulation S-X, the Registrant hereby incorporates by reference the financial statements of the Registrant presented on Form 10-Q for the three month period ended April 30, 1996.

     (c)  EXHIBITS

          Pursuant to Item 601(b) of Regulation S-K, the following exhibits are being filed herewith:



                                                    Incorporated by Reference
     Exhibit No.         Description                or Filed Herewith
     -----------         -----------                -----------------

     2.1(a)              Letter of Intent           Incorporated by
                         dated May 7, 1996          reference to Exhibit
                         between the Company        2.1 to Registrant's
                         and William V. Rice        Form 8-K dated (date
                         relating to the sale       of earliest event
                         of 100% of the             reported: May 7,
                         issued and                 1996) filed on May
                         outstanding common         17, 1996.
                         stock of Rage, Inc.
                         and certain real and
                         personal property.

     2.1(b)              Common Stock               Incorporated by
                         Purchase Agreement         reference to Exhibit
                         between William V.         2.1 to Registrant's
                         Rice and the Company       Form 10-Q for the
                         dated May 22, 1996         three months ended
                         providing for the          April 30, 1996.
                         sale of 100% of the
                         issued and
                         outstanding stock of
                         Rage Inc. and
                         certain real
                         property.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                        GLOBAL ENVIRONMENTAL CORP.



Dated:  June 24, 1996                   By:/s/ Lawrence Beer
        -------------                      -----------------
                                            Lawrence Beer
                                            President